================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                FEBRUARY 20, 2003
                                -----------------
                Date of Report (Date of earliest event reported)


                       PARAGON POLARIS STRATEGIES.COM INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



             NEVADA                 333-32634     76-0609444
             ------                 ---------     ----------
    (State or other jurisdiction   (Commission   (IRS Employer
    of incorporation)              File Number)  Identification No.)




Suite 1700, 1111 West Georgia Street
Vancouver,  British  Columbia,  Canada          V6E  4M3
--------------------------------------          --------
 (Address of principal executive offices)       (Zip Code)



                                  604-681-1754
                                  ------------
               Registrant's telephone number, including area code


                                 FORMER ADDRESS:
                               3215 Mathers Avenue
                West Vancouver, British Columbia, Canada V7V 2K6
                ------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

CHANGE  OF  CONTROL

The Company has completed the acquisition of an approximate 56% interest in Icoworks Inc., a Nevada corporation ("Icoworks"), pursuant to share purchase agreements with individual non-United States shareholders of Icoworks. The Company issued an aggregate of 7,186,398 shares of its common stock in consideration of an aggregate of 3,593,199 shares of Icoworks from the former Icoworks shareholders. The shares were issued pursuant to Regulation S of the Securities Act of 1933. The interest of Icoworks acquired represents an approximate 56% interest of the total outstanding shares of Icoworks. The shares were issued to the former Icoworks shareholders on the basis of two shares of the Company's common stock in consideration for each one share of Icowork's common stock.

The Company issued shares to the following shareholders of Icoworks on completion of the acquisition of the majority interest on February 20, 2003:

================================================================================

                           Number of Shares    Percentage of Company
Name of Beneficial Owner   of Common Stock     Common Stock Currently Held (1)
------------------------   ---------------     --------------------------------
Ian Brodie                   3,584,398 (2)       27.8%
------------------------   ---------------     --------------------------------
Bill Wigley                  1,200,000 (3)        9.3%
------------------------   ---------------     --------------------------------
Hollywood Holdings Ltd.        800,000            6.3%
------------------------   ---------------     --------------------------------
Solara Ventures Inc.         2,084,398           16.9%
------------------------   ---------------     --------------------------------
J. Graham Douglas            1,602,000 (4)       12.4%
------------------------   ---------------     --------------------------------
TOTAL                        7,186,398           55.8%
================================================================================


(1) Based on 12,886,398 shares of the Company's common stock issued and outstanding as of February 28, 2003.
(2) Mr. Brodie is a director and officer of Solara Ventures and a minority shareholder of Solara Ventures. Accordingly, Mr. Brodie is deemed to beneficially own shares held by Solara Ventures for the purposes of Rule 13d-3. Mr. Brodie was individually issued 1,500,000 shares of the Company's common stock. The balance of the shares deemed to be beneficially held by Mr. Brodie are held by Solara Ventures.
(3)  Includes  shares  held  by  the  spouse  of  Mr.  Wigley.
(4) The shares held by Mr. Douglas are held by a private corporation controlled by Mr. Douglas.

The shares of the Company's common stock that were issued to the former shareholders of Icoworks listed above were issued in consideration of the transfer of the shares of Icoworks held by the former shareholders. The shares were issued to the former Icoworks shareholders on the basis of two shares of the Company's common stock in consideration for each one share of Icowork's common stock. These Icoworks shares were acquired by the former shareholders using their own funds.

As a consequence of the acquisition of the majority interest in Icoworks, the former shareholders of Icoworks listed above own and control approximately 55.8% of the Company's common stock. As a consequence, a change of control of the Company has occurred.

The following table sets forth certain information concerning the number of shares of the Company's common stock owned beneficially as of February 28, 2003 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of the Company's common stock, (ii) each of the Company's directors and executive officers, and (iii) the Company's officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

--------------------------------------------------------------------------------
                  Name and Address           Number of Shares   Percentage of
Title  of  Class  of  Beneficial  Owner      of Common Stock    Common Stock(1)
--------------------------------------------------------------------------------
DIRECTORS  AND  OFFICERS
--------------------------------------------------------------------------------

Common Stock      ROBERT  FOO                       500,000          3.9%
                  President  and  Director
--------------------------------------------------------------------------------

Common Stock      SAMUEL LAU
                  Secretary, Treasurer and Director 500,000          3.9%
--------------------------------------------------------------------------------

Common Stock      IAN BRODIE
                  Director                        3,584,398 (2)     27.8%
--------------------------------------------------------------------------------

Common Stock      All Officers and Directors as
                  a Group (3 persons)             4,534,398         35.6%
--------------------------------------------------------------------------------

5%  SHAREHOLDERS
--------------------------------------------------------------------------------

Common Stock      BILL WIGLEY                    1,200,000 (3)       9.3%
--------------------------------------------------------------------------------

Common  Stock     HOLLYWOOD HOLDINGS LTD.          800,000           6.28%
--------------------------------------------------------------------------------

Common  Stock     SOLARA VENTURES                2,084,398          16.9%
--------------------------------------------------------------------------------

Common Stock      J.  GRAHAM  DOUGLAS            1,602,000 (4)      12.4%
--------------------------------------------------------------------------------

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on February 28, 2003. As of February 28, 2003, there were 12,886,398 shares of our common stock issued and outstanding.

(2) Mr. Brodie is a director and officer of Solara Ventures and a minority shareholder of Solara Ventures. Accordingly, Mr. Brodie is deemed to beneficially own shares held by Solara Ventures for the purposes of Rule 13d-3.
(3)     Includes  shares  held  by  the  spouse  of  Mr.  Wigley.
(4) The shares held by Mr. Douglas are held by a private corporation controlled by Mr. Douglas.
================================================================================

The Company is not aware of any arrangement that might result in a change in control in the future, other than the completion of the merger with Icoworks, as discussed below under Item 2 of this Current Report on Form 8-K.

APPOINTMENT  OF  NEW  DIRECTOR

Mr. Brodie was appointed as one of our directors on February 12, 2003. Mr. Brodie is currently the chief financial officer and secretary and a member of the board of directors of Icoworks. Mr. Brodie has held these positions with Icoworks since April 30, 2001. From 1988 to the present, Mr. Brodie has been active as an independent consultant assisting companies prepare for the public offering of their securities. His experience includes business restructuring, mergers, acquisitions, and divestitures. Mr. Brodie began his career as a registered representative with a Canadian brokerage firm before becoming involved in corporate finance.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

The Company has completed the acquisition of an approximate 56% interest in Icoworks Inc., a Nevada corporation, pursuant to share purchase agreements with individual shareholders of Icoworks, as discussed above under Item 1 of this Current Report on Form 8-K. The Company issued an aggregate of 7,186,398 shares of its common stock in consideration of an aggregate of 3,593,199 shares of Icoworks from the non-US shareholders. The interest of Icoworks acquired represents an approximate 56% interest of the total outstanding shares of Icoworks.

The shares were issued to the non-United States shareholders of Icoworks disclosed under Item 1 of this Current Report on Form 8-K pursuant to Regulation S of the Securities Act of 1933. Mr. Ian Brodie, who is a director of the Company and was issued shares on completion of the merger, is a director and is the chief financial officer and secretary of Icoworks. Mr. Graham Douglas, who was issued 1,602,000 shares on completion of the acquisition, is a director and the president of Icoworks. Mr. Bill Wigley, who was issued 1,200,000 shares on completion of the acquisition, is the vice-president of Icoworks.

ICOWORKS  MERGER

The Company plans to continue with the merger of the Company and Icoworks on the terms of the previously announced merger agreement between the Company and Icoworks dated November 20, 2002. Under the terms of this merger agreement, the Company has agreed to issue shares of its common stock to the shareholders of Icoworks on a two for one basis. Accounting for the recent acquisition of the majority interest of Icoworks, the Company anticipates issuing approximately 5,528,522 shares of its common stock to acquire the remaining 2,764,261 shares of Icoworks that it does not currently own. The completion of the merger will be subject to approval by both the shareholders of the Company and Icoworks. The Company plans on proceeding with a filing of a registration statement with the United States Securities and Exchange Commission in connection with the obtaining of shareholder approval of the merger.

CHANGE  OF  YEAR  END

The Company plans to adopt the fiscal year end of Icoworks, namely June 30, concurrent with the filing of the financial statements of Icoworks required to be filed pursuant to Item 7 of this Current Report on Form 8-K.

BUSINESS  OF  ICOWORKS

Overview

Icoworks is engaged in the asset realization business and is a provider of a full and comprehensive range of auction, liquidation and appraisal services to the industrial, oilfield, commercial and office markets.

Icoworks' business operations have historically been based in Calgary, Alberta, Canada and have recently been expanded to include a subsidiary operation in Oakville, Ontario, Canada. Icoworks plans to expand its business, both through the expansion of its traditional auction, liquidation and appraisal services and through the acquisition of other businesses engaged in the asset realization business that complement Icoworks' growth strategy. Icoworks also plans to enhance its traditional services by the use of technology, including the use of live internet auctions, online internet auctions and technology-assisted auctions, in order to expand the scope of potential purchasers for its asset realization business and to facilitate auction transactions.

Icoworks provides asset realization services to its customers. These services primarily involve auction liquidation and appraisal services. The Company's plan is to increase the scope of its services to include bought deals and other arrangements where Icoworks would acquire a business interest in the assets being sold in addition to facilitating the sale of assets.

Corporate  Background  of  Icoworks

Icoworks was incorporated as a Nevada corporation on February 27, 1998 under the name "Miracle Living Centers, Inc." The corporate name was changed to "TradeZap, Inc." on December 8, 2000. The corporate name was subsequently changed to "Icoworks, Inc." on May 6, 2002 to reflect its current business operations.

Icoworks acquired all the issued and outstanding common shares of Bill Wigley Auction Services Ltd. effective December 1, 2001 from Bill Wigley and his spouse. Bill Wigley Auction Services Ltd. was subsequently renamed Icoworks Services Ltd. ("Icoworks Services"). Icoworks Services is an Alberta corporation incorporated on January 30, 1987. Icoworks Services has been in the business of providing auction liquidation appraisal services to the industrial, oilfield, commercial and office markets in Calgary, Alberta, Canada since 1987. Icoworks Services is the primary operating subsidiary of Icoworks in Canada.
Icoworks Services entered into a three year employment agreement with Mr. Bill Wigley on the closing of the acquisition.

Auction  Services

Icoworks is primarily involved in the auction business. Icoworks conducts auctions on behalf of its customers who desire or are required to sell assets. The range of asset disposition services that Icoworks offers in connection with its auction services includes the following:

(a) Sales of industrial and commercial assets in commercial and industrial bankruptcies on behalf of receiver managers and trustees;

(b)  Sales  of  assets  seized  by  sheriffs;

(c)  Sales  of  assets  repossessed  by  creditors  under  security  agreements;

(d)  Managed  asset  removal  and  settlement  transactions;

(e)  Private  treaty  sales  for  companies;

(f)  Sales  of  assets  for  consignors.

Valuations  And  Appraisals

Icoworks provides valuations and appraisals in connection with its auction and liquidation services. The appraisal and evaluation process is an important step in attracting equipment for an auction or liquidation. Most appraisals commence when Icoworks personnel visit the location of the prospective customer's equipment. Appraisals tend to be directed towards entire plants and equipment spreads available because of a bankruptcy, foreclosure, divestiture, abandonment or relocation process. Appraisals of individual or smaller groupings of equipment are usually performed for inclusion in a larger auction. In completing the appraisal process, Icoworks describes each item to be appraised in a standard format.

The equipment description includes information such as year of manufacture, manufacturer, model, serial number, attachments and condition, including references to refurbishing work required to make each item ready for sale. Photographs are taken of as many of the items as practical. Icoworks appraisers then assign values to each item of equipment. Once this initial process is completed, Icoworks appraisers and management consult to arrive at a final valuation for the prospective customer.

In addition to valuations and appraisals in connection with auctions, Icoworks consults with financial institutions, public and privately held corporations, and creditor groups to provide valuations on both a fee for services basis and as a basis for custom proposals for prospective customers. Members of Icoworks have consulted as expert witnesses in judicial proceedings relating to the valuation of assets.

Liquidations

Icoworks conducts retail-style liquidations for various clients on either a fee for service or commission basis. Customers are typically receiver managers, trustees in bankruptcy or private customers in the process of liquidating assets.

Icoworks'  Specific  Industry  Experience

Icoworks' focus is on asset realization of industrial and commercial equipment. Icoworks has developed specific industry experience in the industrial, oilfield, commercial, mining, forestry, construction and liquidation areas

Icoworks'  Operations

Icoworks typically conducts auctions from its own facilities. Icoworks has a 24,000 square foot facility in Calgary, Alberta, which has historically been the center of the Company's business operations. Icoworks recently opened a 12,000 square foot office, warehouse and auction arena in Oakville, Ontario to handle increased demand perceived by Icoworks for Ontario based auctions.

Icoworks will also carry out auctions on-site. On-site auctions are typically carried out for liquidation of operating plant and facilities auctions where the assets to be auctioned off are not mobile.

Icoworks' services are designed to provide for the maximum net recovery on assets sold to its customers. Icoworks provides full services from an initial review and evaluation through to the final disposal of assets. In completing auctions, Icoworks prepares asset listings which provide detailed appraisals based on the in-depth market knowledge of Icoworks staff.

Icoworks  Business  Strategy  and  Plan  of  Operations

The Company's business strategy is to continue to expand the asset realization business of Icoworks with the objective of increasing revenues and profitability. Icoworks' strategies to achieve this business plan are as follows:

1. Icoworks intends to target and acquire regional auction businesses that are currently engaged in traditional industrial and commercial auction and liquidation services. The objective of this strategy is to expand the geographic scope of Icoworks' business, to expand its customer base and to expand the scope of the prospective bidders for items sold by Icoworks. By pursuing this strategy, Icoworks plans to be able to market to a broader base of customers on the basis that Icoworks' geographic influence and its database of prospective bidders will result in customers achieving higher prices for items to be sold.

2. Icoworks plans to continue to integrate technology into its traditional auction business. Icoworks will focus its efforts on using technology to supplement its existing traditional auction business services, rather than attempting to shift traditional auctions into an online format. Icoworks plans to continue the use of live internet auctions using the BidSpotter or competing technology. Icoworks also plans to pursue online auctions through its e-Bay store. Icoworks will also consider conducting live online auctions that are accessible to users through its corporate website.

3. Icoworks plans to pursue creative financing strategies for financing and selling bought deals. Bought deals involve purchase of a group of assets from the seller at a discount to the anticipated selling price. The advantage of this arrangement to a seller is that the seller would be able to achieve immediate proceeds from the sale at a guaranteed amount rather than waiting for the completion of the auction process and being at risk to lower than anticipated sales price at the auction. The risk to Icoworks as a purchaser is that it would not be able to sell the assets at the price paid to the seller. In order to be able to participate in such ventures at a lower risk, Icoworks plans to evaluate the financing transactions, including limited partnerships whereby Icoworks and other venture partners would fund the purchase price for a block of assets and share the risk associated with the sale of the assets on the market. This business strategy would offer greater potential returns for Icoworks, but at potentially greater risks than in its traditional auction and liquidation business where assets are sold on a fixed commission basis.

The implementation of this business plan will require additional financial resources that are in excess of the current financial resources of either the Company or Icoworks. The Company plans to pursue equity financings involving sales of its common stock or convertible preferred stock in order to raise financing to fund the business plan of Icoworks and to funds its ongoing capital requirements. It is contemplated that funds would be advanced by the Company as a loan pending the completion of the merger with Icoworks. There is no assurance that the Company will be successful in raising the necessary financing to pursue the stated plan of operations.

The business of the Company and Icoworks are subject to substantial risks. These risks include the risks described in Exhibit 99.1 to this Current Report on Form 8-K. Investors are encouraged to read these risk factors prior to investing in the Company's common stock.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None.


ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None.


ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

The Company will file financial statements of Icoworks, Inc., a Nevada corporation, by an amendment to this Current Report on Form 8-K to be filed within the time period required by Form 8-K.

(b)     Pro  forma  Financial  Information.

The Registrant will file pro-forma information showing the effect of the acquisition of the majority interest of Icoworks, Inc. by an amendment to this Current Report on Form 8-K to be filed within the time period required by Form 8-K.

(c)     Exhibits.

Exhibit   Description
-------   -----------
10.2
          Form of share purchase agreement entered into between the registrant and the individual non-US shareholders of Icoworks, Inc. to acquire the majority interest.

99.1      Risk  Factors


ITEM  8.  CHANGE  IN  FISCAL  YEAR

None.


ITEM  9.  REGULATION  FD  DISCLOSURE

None.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PARAGON  POLARIS  STRATEGIES.COM  INC.

Date:  March  4  2003

                                      By: /s/ ROBERT FOO
                                         --------------------------
                                         ROBERT FOO
                                         President And Chief Executive Officer